UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet– QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

iBio, Inc.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 8, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/ibioinc/2020

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

YOU MAY NOT ATTEND THE 2020 ANNUAL MEETING IN PERSON

Please mark your votes like this **X**

The Board of Directors recommends you vote FOR the proposals 2, 3, 4, 5, and 6.

The Board of Directors recommends you vote FOR the election of each of the following:

1. Election of Directors
   Nominees:
   01 Seymour Flug
   02 John D. McKey, Jr.
   03 Gary Sender

FOR All	WITHHOLD ALL	FOR All EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Proposal	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2021.	☐	☐	☐
3. Approval of, on an advisory basis, the compensation of our named executive officers ("say-on-pay").	☐	☐	☐
4. Approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 275,000,000 to 425,000,000, such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable.	☐	☐	☐
5. Approval of the adoption of the iBio, Inc. 2020 Omnibus Equity Incentive Plan.	☐	☐	☐
6. Approval of an adjournment of the 2020 Annual Meeting, if the Board of Directors determines it to be necessary or appropriate to solicit additional proxies if there are not sufficient votes in favor of either Proposal 4 or Proposal 5 above.	☐	☐	☐

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2020 ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

NOTE: ATTENDANCE OF THE UNDERSIGNED AT THE 2020 ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SPECIFICALLY REVOKES THIS PROXY BEFORE IT IS EXERCISED.

CONTROL NUMBER

Signature______________________ **Signature, if held jointly**______________________ **Date**____________, **2020**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY The undersigned stockholder hereby appoints Thomas F. Isett and Robert B. Kay, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iBio, Inc. that the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders to be held at 9:00 a.m., eastern time, on December 9, 2020, and at any postponement or adjournment thereof. Due to concerns regarding the COVID-19 outbreak and to assist in protecting the health and well-being of our stockholders, employees, officers, directors and the community, the 2020 Annual Meeting will be held via the internet. Stockholders will be able to listen to the meeting live, submit questions related to, view the list of stockholders and vote online regardless of location via the internet at https://www.cstproxy.com/ibioinc/2020 by using the control number included on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. You will not be able to attend the 2020 Annual Meeting in person. The purpose of the 2020 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2020 Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. 16931_iBio_Proxy Card REV2- Back (Continued, and to be marked, dated and signed, on the other side) iBio, Inc. 2020 Annual Meeting of Stockholders December 9, 2020 9:00 A.M. Eastern Time This proxy is solicited by the Board of Directors Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders To view the 2020 Proxy Statement, 2020 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/ibioinc/2020